UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2016

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard	22102
Tysons, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on May 24, 2016, Computer Sciences Corporation (CSC), Hewlett Packard Enterprise Company, a Delaware corporation (HPE), Everett SpinCo, Inc., a Delaware corporation and wholly owned subsidiary of HPE (Everett), and Everett Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CSC (Old Merger Sub), entered into an Agreement and Plan of Merger (the Merger Agreement) dated as of May 24, 2016. Concurrently therewith, HPE and Everett entered into a Separation and Distribution Agreement (the Separation Agreement).
On November 2, 2016, (i) CSC, Old Merger Sub, HPE, Everett and New Everett Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Everett (New Merger Sub), entered into the First Amendment to the Merger Agreement (the Merger Agreement Amendment) and (ii) HPE and Everett entered into the First Amendment to the Separation Agreement (the Separation Agreement Amendment and, together with the Merger Agreement Amendment, the Amendments). The Amendments were entered into to, among other things, implement the “Alternative Transaction Structure” pursuant to Section 2.7 of the Merger Agreement.
The Amendments provide that New Merger Sub will merge with and into CSC (the Merger), with CSC surviving the Merger as a wholly owned subsidiary of Everett. Immediately prior to the effective time of the Merger, Everett will be redomesticated into a Nevada corporation. Following completion of the Merger, Everett will be a separately traded Nevada public company and will own CSC, as well as the Everett business. Immediately following the Merger, approximately 50.1% of the outstanding shares of Everett common stock is expected to be held by pre-Merger Everett stockholders and approximately 49.9% of the outstanding shares of Everett common stock is expected to be held by pre-Merger CSC stockholders, in each case excluding any overlaps in the pre-transaction stockholder bases.
The foregoing description of the Amendments and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendments, which are attached as Exhibit 2.1 and Exhibit 2.2 and are incorporated herein by reference.
Other than as expressly modified pursuant to the Amendments, the Merger Agreement and the Separation Agreement, which were previously filed as Exhibit 2.1 and Exhibit 2.2, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission by CSC on May 31, 2016, remain in full force and effect as originally executed on May 24, 2016.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibit is filed herewith.

Exhibit No.	Description
2.1
First Amendment to Agreement and Plan of Merger, dated as of November 2, 2016, among Computer Sciences Corporation, Everett Merger Sub, Inc., Hewlett Packard Enterprise Company, Everett SpinCo, Inc., and New Everett Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed November 2, 2016, File No. 001-37483).

2.2
First Amendment to Separation and Distribution Agreement, dated as of November 2, 2016, among Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (incorporated by reference to Exhibit 2.2 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed November 2, 2016, File No. 001-37483)

Cautionary Language Concerning Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between a wholly owned subsidiary of Everett and CSC, which will immediately follow the proposed spin-off or split-off of Everett from HPE, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of CSC, Everett and HPE and are subject to significant risks and uncertainties outside of CSC’s control.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that CSC stockholders may not approve the plan of merger contemplated by the merger agreement, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the proposed merger, including HPE’s spin-off or split-off of Everett, may not be satisfied in a timely manner, (5) risks related to disruption of management time from ongoing business operations due to the proposed merger, (6) failure to realize the benefits expected from the proposed merger and (7) the effect of the announcement of the proposed merger on the ability of CSC and HPE to retain and hire key personnel and maintain relationships with their key business partners, and on their operating results and businesses generally. Discussions of additional risks and uncertainties are contained in CSC’s, HPE’s and Everett’s filings with the U.S. Securities and Exchange Commission. None of CSC, HPE or Everett is under any obligation, and each expressly disclaim any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Additional Information and Where to Find It
In connection with the proposed transaction, Everett has filed or will file with the SEC a registration statement on Form S-4 and a registration statement on Form 10 containing a prospectus and CSC will file with the SEC a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and proxy statement and other documents filed with the SEC by CSC, HPE and Everett at the SEC’s web site at http://www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC, may also be obtained from CSC’s web site at www.csc.com.
This communication is not a solicitation of a proxy from any investor or security holder. However, CSC, HPE, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from stockholders of CSC in respect of the proposed transaction under the rules of the SEC. Information regarding CSC’s directors and executive officers is available in CSC’s 2016 Annual Report on Form 10-K filed with the SEC on June 15, 2016, and in its definitive proxy statement for its annual meeting of stockholders filed on June 24, 2016. Information regarding HPE’s directors and executive officers is available in HPE's 2015 Annual Report on Form 10-K filed with the SEC on December 17, 2015, and in its definitive proxy statement for its annual meeting of stockholders filed on February 12, 2016. These documents as well as other documents filed by CSC, HPE or Everett with the SEC can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: November 2, 2016	By: /s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1
First Amendment to Agreement and Plan of Merger, dated as of November 2, 2016, among Computer Sciences Corporation, Everett Merger Sub, Inc., Hewlett Packard Enterprise Company, Everett SpinCo, Inc., and New Everett Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed November 2, 2016, File No. 001-37483).

2.2
First Amendment to Separation and Distribution Agreement, dated as of November 2, 2016, among Hewlett Packard Enterprise Company and Everett SpinCo, Inc. (incorporated by reference to Exhibit 2.2 to Hewlett Packard Enterprise Company's Current Report on Form 8-K filed November 2, 2016, File No. 001-37483)